SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 17, 2004


                          BIOACCELERATE HOLDINGS, INC.
               (Exact name of issuer as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                       Commission file number: 333-43126
                            (Commission File Number)


                                   87-0650219
                        (IRS Employer Identification No.)


         19th Floor, 712 Fifth Avenue, New York, NY,     10019-4108
           (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (212) 897-6849


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

As of November 17, 2004 Pritchett, Siler and Hardy was dismissed as the registrant's certifying accountant. The decision to change accountants was made and recommended by the registrant's board of directors in consequence of the registrant's acquisition of Bioaccelerate, Inc.

The prior accountant did not render any report on the financial statements for the past two years which contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles but did contain an explanatory paragraph concerning the ability of the Company to continue as a going concern.. During the Registrant's two most recent fiscal years and any subsequent interim period preceding the termination there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Simultaneously with the termination of its relationship with Prichett, Siler and Hardy the registrant retained F. E. Hansen Ltd of 3601 N Fairfax Drive #101 Arlington VA 22201 as the registrant's independent auditors.

During the most recent fiscal year and subsequent interim period, Registrant has not consulted with F E Hanson regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

16.2. Registrants letter to Accountants dated April 28, 2005

16.3  Accountants letter to Registrant dated July, 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BIOACCELERATE HOLDINGS, INC.,
                        A Nevada corporation (Registrant)


DATE: July 15, 2005                            BY: /s/ Linden Boyne
                                        --------------------------------
                                              Chief Financial Officer

Exhibit Index

16.2 Registrants letter to Accountants dated April 28, 2005

16.3 Accountants letter to Registrant dated July 15, 2005

Bioaccelerate Holdings Inc.
712 Fifth Avenue, 19th Floor
New York, NY 10019-4108

Pritchett, Siler and Hardy

Thursday, 13 July 2005

Dear Sir,

Please find enclosed a copy of the 8-K we intend to file regarding our change of auditors. If you are in disagreement with any detail therein please advise us. Yours faithfully,

Linden Boyne
Chief Financial Officer